Exhibit 32.1

Certification Pursuant

To 18 U.S.C. 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Cyanotech Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald R. Cysewski, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act (15 U.S.C. 78m or 78o (d)); and

2)                                      The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date:	September 21, 2007	/s/ Gerald R. Cysewski
Gerald R. Cysewski
Chairman of the Board of Directors,
President and Chief Executive
Officer